Exhibit 10.2

Executed

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

This Second Amendment to Eighth Restated Credit Agreement (this “Second Amendment”) is effective as of January 11, 2011 (the “Second Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), the Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).

W I T N E S S E T H:

WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and

WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement in certain respects.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the Second Amendment Effective Date in the manner provided in this Section 1.

1.1 Amended and Restated Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.

1.2 Additional Definition. Section 1.02 of the Credit Agreement shall be amended to add the following definition to such Section in appropriate alphabetical order:

“Second Amendment” means that certain Second Amendment to Eighth Restated Credit Agreement dated effective as January 11, 2011, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.

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1.3 Amendment to Swap Agreement Covenant. Section 9.18 of the Credit Agreement shall be amended and restated to read in full as follows:

Section 9.18 Swap Agreements. Parent and the Borrowers will not, and will not permit any other Credit Party to, enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) which shall not, in any case, have a tenor of greater than five and one-half (5.5) years and the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed (1) 85% of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties (as set forth in the most recent Reserve Report delivered to the Administrative Agent hereunder, as such report may be supplemented from time to time by the Credit Parties delivering to the Administrative Agent updated well projections and other information reflecting the drilling activity, acquisitions and other results of operations since the effective date of such Reserve Report) for each month during the initial three (3) year period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately; provided, that, during any portion of such three (3) year period that occurs in the calendar year 2011, such hedged notional volumes may not exceed 90% of such reasonably anticipated production, and (2) 80% of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties (as set forth in the most recent Reserve Report delivered to the Administrative Agent hereunder, as such report may be supplemented from time to time by the Credit Parties delivering to the Administrative Agent updated well projections and other information reflecting the drilling activity, acquisitions and other results of operations since the effective date of such Reserve Report) for each month during the remaining period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, the notional amounts of which (when aggregated with all other Swap Agreements of the Credit Parties’ then in effect in respect of interest rates) do not exceed 100% of the then outstanding principal amount of the Credit Parties’ Debt for borrowed money, and which Swap Agreements shall not, in any case, have a tenor of greater than five (5) years. In no event shall any Swap Agreement to which any Credit Party is a party contain any requirement, agreement or covenant for any Credit Party to post cash or other collateral or margin (including in the form of a letter of credit) to secure their obligations under such Swap Agreement or to cover market exposures. Further, Parent and the Borrowers will not, and will not permit any other Credit Party to, terminate any Swap Agreement in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto), now existing or hereafter arising, without the prior written consent of the Required Lenders except to the extent such terminations are permitted by Section 9.12.

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SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1 No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.

2.2 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.

SECTION 3. Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Second Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:

3.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.

3.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Second Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.

3.3 Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Second Amendment.

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4.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

4.4 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Parent, Borrowers and Majority Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.

4.5 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

4.7 Effectiveness. This Second Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

4.8 Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

[Signature pages to follow]

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PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C. NORAM PETROLEUM, L.L.C. CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C. CEI ACQUISITION, L.L.C. CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C. CHAPARRAL EXPLORATION, L.L.C. ROADRUNNER DRILLING, L.L.C.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

	By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois, Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Wesley Fontana
	Name:	Wesley Fontana
	Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	UBS LOAN FINANCE LLC,
as a Lender

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

	By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

	By:	/s/ Mark Roche
	Name:	Mark Roche
	Title:	Managing Director

	By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	SOCIÉTÉ GÉNÉRALE,
as a Lender

	By:	/s/ Scott Mackey
	Name:	Scott Mackey
	Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	WELLS FARGO BANK, N.A.,
as a Lender

	By:	/s/ Catherine Stacy
	Name:	Catherine Stacy
	Title:	Assistant Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	BANK OF SCOTLAND plc,
as a Lender

	By:	/s/ Julia Franklin
	Name:	Julia Franklin
	Title:	Assistant Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	COMERICA BANK,
as a Lender

	By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	NATIXIS,
as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

	By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	ALLIED IRISH BANKS, p.l.c.,
as a Lender

	By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Senior Vice President

	By:	/s/ Aidan J. Lanigan
	Name:	Aidan J. Lanigan
	Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ David T. Helffrich, III
	Name:	David T. Helffrich, III
	Title:	Assistant Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	COMPASS BANK,
as a Lender

	By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

	By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

	By:	/s/ Rahul Parmar
	Name:	Rahul Parmar
	Title:	Associate

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	ING CAPITAL LLC,
as a Lender

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	KEYBANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	UNION BANK, N.A.,
as a Lender

	By:	/s/ Josh Patterson
	Name:	Josh Patterson
	Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT

CHAPARRAL ENERGY, INC.